Exhibit (10)-ee

LETTER WAIVER

Dated as of August 28, 2006
To the banks, financial institutions
and other institutional lenders
(collectively, the "Lenders")
parties to the Credit Agreement
referred to below and to Citibank, N.A.,
as agent (the "Agent") for the Lenders

Ladies and Gentlemen:

We refer to the Five Year Credit Agreement dated as of July 26, 2005 (the "Credit Agreement") among the undersigned and you, and the letter waivers thereunder dated November 23, 2005 (referred to herein as the “First Letter Waiver”), February 17, 2006 (effective February 24, 2006 and referred to herein as the “Second Letter Waiver”) and May 15, 2006 (the “Third Letter Waiver” and collectively, with the First Letter Waiver and the Second Letter Waiver, the “Waivers”). Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement, the Waivers.

Reference is made to each of Borrower’s Announcements and the events described under the prior Waivers, and the prior definitions of Announcements are amended hereby to include Borrower’s: (i) press release May 19, 2006 (IRS Notice of Administrative Adjustment for 1999 Tax Year), (ii) Borrower’s filings with the U.S. Securities and Exchange Commission (the “SEC”) on Form 8-K, filed May 19, 2006, (iii) Borrower’s filing with the SEC on Form 8-K, filed August 8, 2006 and (iv) Borrower’s filing with the SEC on Form 12b-25, filed August 8, 2006.

In light of these events described in the Announcements, and other confidential information which Borrower disclosed to Agent and Lenders verbally and in writing prior to the date hereof under the terms of confidentiality agreements executed with each Lender (the “Confidential Disclosures”), Borrower has requested, and the Required Lenders hereby agree that the term “Waiver Termination Date” as defined in the Waivers is superseded and is hereby defined for all purposes as December 15, 2006. The terms of the Third Letter Waiver shall remain in full force and effect, as modified by this Letter Waiver, including, without limitation, paragraphs (and any subparagraphs) three, five, six and seven thereof, provided that subparagraph (iii) of the third paragraph of the Third Letter Waiver shall not be effective after October 2, 2006.

This Letter Waiver shall become effective as of October 2, 2006 if, as of that date, the Agent has received counterparts of this Letter Waiver executed on behalf of Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver (“Effective Date”).

If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Susan Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

With respect to the matters waived hereunder, nothing in this Letter Waiver shall constitute an admission (1) of liability with respect to such matters, (2) that a breach of any representation, warranty, covenant or other provisions of the Credit Agreement has occurred, or (3) that any Default or Event of Default has occurred under the Credit Agreement.

The Waivers, as modified by each other and this Letter Waiver, shall represent the entire agreement with respect to the matters contained herein and, except where otherwise noted herein or therein, shall supersede any prior agreements whether written or oral. This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

BAUSCH & LOMB INCORPORATED

By /s/ Efrain Rivera
Title: Vice President & Treasurer

Agreed as of the date first above written:
CITIBANK, NA.,
as Agent and as Lender

By /s/ Robert J. Kane
Title: Managing Director

KEYBANK NATIONAL ASSOCIATION

By /s/ Marianne Meil
Title: Senior Vice President

BARCLAYS BANK PLC

By /s/ David Barton
Title: Associate Director

BANK OF TOKYO-MITSUBISHI UFJ TRUST
COMPANY (f/k/a Bank of Tokyo-Mitsubishi Trust
Company)

By /s/ Harumi Kambara
Title: Assistant Vice President

JPMORGAN CHASE BANK, N.A.

By /s/ Bruce Yoder
Title: Vice President

MIZUHO CORPORATE BANK, LTD.

By /s/ Raymond Ventura
Title: Deputy General Manager

U.S. BANK NATIONAL ASSOCIATION

By /s/ Eric Cosgrove
Title: Assistant Vice President

ALLIED IRISH BANKS, P.L.C.

By___/s/ Germain Reusch     By___/s/ Anthony O’Reilly
Title: Director     Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By /s/ J. Carroll
Title: First Vice President

THE NORTHERN TRUST COMPANY

By /s/ Karen E. Dahl
Title: Vice President